EXHIBIT 10.43
                                                                   -------------

                      COLLATERAL ASSIGNMENT OF PATENTS AND
                        TRADEMARKS AND SECURITY AGREEMENT
                        ---------------------------------


         COLLATERAL ASSIGNMENT OF PATENTS AND TRADEMARKS AND SECURITY AGREEMENT, dated effective November 14, 2000, made by CDKNET.COM, INC., a Delaware corporation and its wholly owned subsidiary, CDKnet, LLC, a New York limited liability company, both having principal offices at 250 West 57th Street, New York, New York 10019, (hereinafter sometimes referred to as "CDK" and at other times as the "Borrower") to STEVEN A. HOROWITZ, residing at 3 Equestrian Court, West Hills, New York 11743 (the "Lender").


                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Borrower owns the patents, patent registrations, patent applications, trademarks, trademark registrations and trademark applications listed on, respectively, Schedule 1 and Schedule 2 annexed hereto (for purposes of this Patent and Trademark Security Agreement, all references to "trademark", "trademark registrations", "trademark applications" and "trademark licenses" shall be deemed to include service marks, service mark registrations, service mark applications and service mark licenses);

         WHEREAS, Borrower has granted to Lender a security interest in certain of the assets of Borrower to secure the payment of all amounts owing under the provisions of a Security Agreement dated effective the date hereof between Borrower and Lender (the "Agreement");

         WHEREAS, to further secure the payment of all amounts owing under the terms of the Agreement, Borrower has agreed to grant to Lender a collateral assignment of and security interest in, inter alia, all rights, title and interest of Borrower in, to and under all Borrower's patents, patent registrations, patent applications, trademarks, trademark registrations, together with any renewals thereof, trademark applications and any registrations resulting therefrom, whether presently existing or hereafter arising or acquired, together with the goodwill of the business symbolized by the patents, trademarks and the applications therefore and the registrations thereof, and all products and proceeds of its rights, title and interest in and to such patents, patent registrations, patent applications, trademarks, trademark registrations and trademark applications, including, without limitation, any and all causes of action which may exist by reason of past, present or future infringement, misappropriation, misuse or dilution thereof or injury to the associated goodwill;

         NOW, THEREFORE, subject to the terms and conditions set forth herein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, in order to more fully perfect and confirm unto Lender the collateral assignment of and security interest in the Patent and Trademark Collateral referred to below, Borrower does hereby sell, assign, convey, transfer, deliver and set over to Lender and grant to Lender a security interest in all Borrower's rights, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent and Trademark Collateral"), whether presently existing or hereafter arising or acquired:

               (i) each patent, patent license and patent application owned by Borrower, including, without limitation, each patent and patent application of Borrower referred to in Schedule 1 hereto, and any patent granted thereon, together with any divisional, provisional, continuation, reissue or other related application, and any renewals thereof in the United States and the territories in which the related applications were filed and the related patents were granted, and all of the goodwill of the business connected with the use of, and symbolized by each such patent;

               (ii) each trademark, trademark registration and trademark application owned by Borrower, including, without limitation, each trademark referred to in Schedule 2 hereto, and renewals thereof, in the territories in which the related registrations were granted and the related applications were filed, and any and all common law or other rights in trademarks owned by and used in the businesses of Borrower as of the date of this instrument for which neither an application for registration has been filed nor a registration granted, along with the goodwill of said businesses conducted under said trademarks and service marks in said territories and jurisdictions, and all together with the rights to sue for past infringement thereof; and

               (iii) all products and proceeds of the foregoing, including, without limitation, any claim by or accruing to Borrower against third parties for past, present or future infringement, dilution, misuse or misappropriation of any patent, patent registration, trademark or trademark registration owned by Borrower, including, without limitation, any patent, patent registration, trademark or trademark registration referred to in Schedule 1 or Schedule 2 hereto, as the case may be or for injury to the goodwill associated with any patent, patent registration or patent application, or with any trademark, trademark registration, or trademark applications.

         Borrower shall, without charge, render such assistance to Lender as might be reasonably necessary in order for Lender to establish and maintain clear record ownership and control of the assets set forth in the Schedules attached hereto, said assistance including the execution of such further assignments, instruments and other documents requested by Lender as necessary, desirable or appropriate for the aforesaid purposes.

         Borrower does hereby acknowledge and affirm that the rights and remedies of Borrower with respect to the security interest in the patents, patent registrations, patent applications, trademarks, trademark registrations, and trademark applications made and granted hereby are as provided in the Agreement, all such rights and remedies being incorporated herein by reference.

         During the term of this Collateral Assignment of Patents and Trademarks and Security Agreement, Borrower shall continue the normal maintenance of the subject patents and trademarks by filing all appropriate new applications, affidavits of use and /or renewal applications as needed and by prosecuting any applications thereof. If Borrower fails to do any of the same, Lender shall have the right (but not the obligation) to cause the same to be performed, all at the sole cost and expense of the Borrower.

         The parties hereto hereby acknowledge and agree that this Collateral Assignment of

Patents and Trademarks and Security Agreement is for collateral security only, and that Lender shall take title to and control of the intellectual property assets set forth herein only if and when Lender becomes entitled to exercise its rights and remedies under the security interests granted to Lender pursuant to the terms and conditions of the Agreement between Borrower and Lender and any other security agreement securing the same, and that prior to the time that Lender becomes entitled to exercise such rights and remedies the control and ownership of the intellectual property assets set forth herein shall at all times remain with Borrower.

         This Collateral Assignment of Patents and Trademarks and Security Agreement shall terminate at such time as all of the obligations governed by the Agreement have been fully and finally paid and performed and, upon such final termination and upon request from the Borrower, Lender shall promptly execute and deliver, at Borrower's sole cost and expense, to Borrower such documents and instruments as are reasonably necessary to evidence such termination and usable to record the termination and release of the security interests granted herein.

         Borrower hereby waives any and all legal requirements that Lender institute any action or proceeding in law or in equity against any other party, or exhaust its remedies under the Agreement or any of the documents executed in connection therewith as a condition precedent to exercising its rights and remedies hereunder.

         This Assignment shall be binding upon Borrower, and its successors and assigns and shall inure to the benefit of Lender, and its successors and assigns.

         This Assignment may only be modified, altered, amended or terminated by an agreement in writing executed by the parties hereto.

         If any term, covenant or condition or, if separable, any part thereof of this Assignment shall be held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision or part thereof.

         This Assignment shall be governed by and construed under the laws of the State of New York, without regard to its principles of conflicts or choice of law.

         IN WITNESS WHEREOF, Borrower has caused this Collateral Assignment of Patents and Trademarks and Security Agreement to be duly executed effective the date first above written.


                                 CDKNET.COM, INC.


                                 By: /s/ Steven A. Horowitz
                                     -------------------------------------------
                                     Steven A. Horowitz, Chief Executive Officer



AGREED TO AND ACCEPTED:

/s/ Steven A. Horowitz
----------------------
Steven A. Horowitz

STATE OF NEW YORK          )
COUNTY OF ________         )      SS.:



         On the ____ day of _________, in the year 2000 before me, the undersigned, personally appeared Steven A. Horowitz, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacities, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                           ----------------------------------
                                           Signature and Office of individual
                                           taking acknowledgment

                                  SCHEDULE "1"
                                  ------------



PATENT NUMBER     ISSUE DATE         TITLE
-------------     ----------         -----

6,047,292         April 4, 2000      Multi-session, digitally encoded recording
                                     medium navigable by an Internet browser.


Continuation Application filed by counsel to the Debtor regarding previously rejected claims.




PATENT APPLICATION NUMBER     FILING DATE    APPLICANTS     TITLE
-------------------------     -----------    ----------     -----

                                  SCHEDULE "2"
                                  ------------





TRADEMARK SERIAL NUMBER                                 MARK
-----------------------                                 ----

75/426,937                                               CDK

75/7